UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2004

BAKBONE SOFTWARE INCORPORATED

(Exact name of registrant as specified in its charter)

Canada	000-12230	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10145 Pacific Heights Boulevard, Suite 500 San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 450-9009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01(b) Changes in Registrant’s Certifying Accountant.

On October 22, 2004, the audit committee of the Board of Directors of BakBone Software Incorporated (the “Company”) approved the engagement of Deloitte & Touche LLP as the Company’s independent public accountants. Deloitte & Touche LLP advised the Company of its acceptance of the engagement on October 22, 2004.

During the Company’s two most recent fiscal years ended March 31, 2004 and 2003 and the subsequent interim period through October 22, 2004, the Company did not consult with Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters that were either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

A copy of the Company’s press release announcing the engagement of Deloitte & Touche LLP is attached hereto as Exhibit 99.1.

Item 9.01(c) Financial Statements and Exhibits.

99.1    Press Release of BakBone Software Incorporated, dated October 25, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKBONE SOFTWARE INCORPORATED
(Registrant)

Date: October 25, 2004
	By:	/s/ Keith Rickard
Keith Rickard
President and Chief Executive Officer

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